Exhibit 10.3

THIS RESCISSION/CANCELLATION AGREEMENT is made effective the 21st day of December, 2009.

BETWEEN:
            AMERICAN EAGLE ENERGY INC.
            (the "Company")

AND:
            SYNERGY RESOURCES LLC
            ("Synergy")

WHEREAS:

A. The Company had entered into a consulting agreement with Synergy, effective December 21, 2009 (the "Consulting Agreement"), and the escrow agreement attached thereto dated concurrently (the "Escrow Agreement"); and

B. The Company and the Synergy wish to rescind the Consulting Agreement and cancel and terminate Escrow Agreement.

THEREFORE this agreement witnesses that in consideration of the sum of $10.00 given by the Company to Synergy for the rescission and cancellation of the 10,000,000 Compensation Shares as defined in the Consulting Agreement, and other good and valuable consideration given by each to the other, the receipt and sufficiency of which is acknowledged by the respective parties, the parties hereto agree as follows:

1. The Consulting Agreement is hereby rescinded and the Escrow Agreement is hereby cancelled and terminated and each are of no further force and effect.

2. All obligations of Synergy, the Company and the Escrow Agent under the Consulting Agreement and Escrow Agreement are hereby terminated.

3. The parties agree to execute such further documents and assurances as may be required to effect the intent hereof.

4. This Agreement is personal in nature and shall enure to the benefit of and be binding upon the parties hereto and their respective executors, administrators, successors and permitted assigns.

5. This Agreement shall be governed, construed and enforced according to the laws of the State of Nevada. 6. The Synergy and the Company may execute this Agreement in two or more counterparts and deliver same by facsimile, and any such counterparts and facsimiles shall be deemed to constitute one and the same instrument, to be an originally executed document, and to bear the date and be effective as of the date first above written.

IN WITNESS WHEREOF the parties hereto have executed this Agreement to be effective as of the date first above written.

AMERICAN EAGLE ENERGY INC.


Per:
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        Authorized Signatory

SY NERGY RESOURCES LLC


Per:
    --------------------------------------
        Authorized Signatory